EXHIBIT 99.2

                                   TERM SHEET

               This Term Sheet sets forth the principal terms of the proposed acquisition of Online Transaction Technologies, Inc. (the "OTT") by Vsource, Inc. ("VSRC") based on OTT information provided to VSRC on or prior to the date hereof. This document is not intended to be a binding agreement between VSRC and the OTT with respect to the subject matter hereof, except for the paragraphs regarding confidentiality, pre-closing conduct and expiration. A binding agreement will not occur unless and until all necessary due diligence has been completed to VSRC's satisfaction and the parties have entered into a definitive agreement of merger (the "Definitive Agreement"). Until execution and delivery of the Definitive Agreement, both parties shall have the absolute right to terminate all negotiations for any reason without liability therefor, except as
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provided below.
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The  terms and conditions described in this Term Sheet, including its existence, shall be confidential information and shall not be disclosed to any third party other than each party's financial and legal advisors on an as-needed basis; provided, however, that VSRC may disclose this Term Sheet to the extent it is advised by counsel that it should do so in order to avoid violation of federal securities laws.
                -


Parties:                 VSRC, OTT and certain selling shareholders.


Structure:               OTT  will  merge  with  a  newly   formed   acquisition
                         subsidiary of VSRC in a tax-free  reorganization  under
                         Section  368(a)  of  the  Internal  Revenue  Code  (the
                         "Acquisition").


Aggregate Purchase       The aggregate  purchase price paid to the  shareholders
Price:                   of OTT at Closing will total $7,000,000, which shall be
                         payable  solely  in  VSRC  common  stock  (the  "Equity
                         Consideration").  The VSRC common  stock will be valued
                         based upon the  average  closing  price for each of the
                         trading days during the 30 calendar-day period prior to
                         the date of Closing.  A condition  to closing by OTT is
                         that such average  price not exceed 175% of the closing
                         price of VSRC  common  stock  on the  date  immediately
                         preceding  the date this Term Sheet is signed.  The OTT
                         shareholders  will  be  given  piggyback   registration
                         rights subordinate to those of the Series 2-A Preferred stockholders and be subject to a standard underwriters' lockup of up to six months.


Purchase Price           The Definitive  Agreement will include an adjustment to
Adjustments:             the purchase  price based on reductions or increases in
                         certain assets,  increases or decreases in liabilities,
                         changes in net book value,  the excess  value of option
                         grants to retained  employees over the current value of
                         incentive   packages   currently   in  place  for  such
                         employees and other factors to be agreed in the Definitive Agreements based on due diligence.


                                  Exhibit 99.2
                                    Page 1
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Pre-Closing Conduct:     From  the  date of this  letter  of  intent  until  the
                         Closing, OTT will not terminate any key employees, enter into any transaction or agreement or take any
                         action  out  of  the   ordinary   course  of  business,
                         including any transaction or commitment greater than $20,000, or declare, pay or make any dividends or
                         distributions   to  its   shareholders.   All  options,
                         warrants and other rights to acquire shares of OTT stock shall be terminated prior to Closing. In addition to the foregoing, from the date of the Definitive Agreement until the Closing, OTT will continue to operate its business in the ordinary course. If OTT
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                         violates   any   provision  of  this  clause  and  VSRC
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                         determines not to go forward with the  Acquisition as a
                         -------------------------------------------------------
                         result,  OTT will, on demand of VSRC,  pay all expenses
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                         of VSRC, including the time of VSRC employees,  related
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                         to the proposed Acquisition.
                         ----------------------------

                         For a period from the date of this term sheet to the earlier of October 31, 2000, or the date on which VSRC notifies OTT in writing that it is no longer interested in proceeding with the acquisition of OTT on the terms set forth in this Term Sheet (which notice VSRC shall immediately provide to OTT upon making such determination), neither OTT nor any of its management shareholders will directly or indirectly solicit or respond to any solicitations or engage in any negotiations or enter into any agreement with any other party regarding a similar transaction or any other transaction involving the sale of all or substantially all of the assets or stock of OTT or any merger or other consolidation with any other party (a "Sales Transaction"). If OTT or any management shareholder of OTT becomes aware of any inquiry or request by another person or entity with respect to a Sales Transaction, it wil promptly notify VSRC, fully disclosing (i) the nature and terms of the inquiry or request and (ii) the identity of the requestor.


Retention of Key         The Closing shall be  conditioned  upon Colin P. Kruger
Employees and Labor      and Michael Sherman (the "Key  Employees")entering into
Issues:                  mutually  acceptable  employment   agreements,   to  be
                         negotiated separately with the surviving company. Such terms will include for each employee appointment as an officer, a salary of 125,000 per year, a 1/31/2001 year end bonus of $50,000 paid within 30 days of Closing, a minimum of one year severance if terminated without cause, options to purchase up to 100,000 shares of VSRC common stock at 6.41 per share vesting over 24 months
                         (immediately upon change of control).


Non-Compete:             Key  Employees   will  enter  into   non-disparagement,
                         non-compete   and  non-   solicitation   and  invention
                         assignment   agreements   with  VSRC.   The  period  of
                         non-competition and non-solicitation will extend for two years after the closing.


Dissenters               Cannot exceed two percent of all shareholders.


                                  Exhibit 99.2
                                    Page 2
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Representations and      The Definitive  Agreement  shall contain  customary and
Warranties:              appropriate  representations  and warranties of OTT and
                         its shareholders, and any additional representations and warranties that are appropriate based on due diligence or other developments. Representations and warranties shall survive for one year after Closing.


Indemnity:               For a  period  of six  months  following  the  date  of
                         closing,  OTT and the  shareholders of OTT will defend,
                         indemnify  and  hold  harmless   VSRC,   its  officers,
                         directors, agents, advisers,  affiliates,  subsidiaries
                         and employees from any and all claims, losses, actions,
                         expenses,    etc.    arising   from   any   breach   of
                         representations  and warranties or covenants of OTT and
                         its management shareholders, subject to a hard floor or
                         basket  of   $200,000.   VSRC's   sole   recourse   for
                         indemnification will be to the VSRC stock placed in escrow as provided below and to the VSRC stock issued to OTT management shareholders in the acquisition, valued in each case at the acquisition price. OTT shareholders will have the right to substitute cash in lieu of stock.


Escrow: To secure the shareholders' indemnification obligation, 25% of the Equity Consideration will be held in Escrow for six months. The amount held in Escrow is not VSRC's sole and exclusive recourse against the management shareholders for indemnity claims.


Conditions:              Standard  conditions,  including,  without  limitation,
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                         obtaining  material  third  party  consents  (including
                         relevant corporate authorizations and Hart-Scott Rodino
                         clearance,  if  required);   completion  of   business,
                         financial, technology and legal due  diligence  without
                         having  learned   any   material  negative  information
                         regarding  OTT;  negotiation  and execution of mutually
                         acceptable   Definitive  Agreements;   absence  of  any
                         pending or  threatened  litigation  or violation of law
                         with respect to the Acquisition; material  accuracy  of
                         representations  and warranties and material compliance
                         with all  covenants and other  agreements;  no material
                         adverse change; shareholder approval;  execution of key
                         employee  agreements;  and other customary  conditions,
                         including  legal  opinions  of  counsel  to OTT  and of
                         counsel   to  VSRC   (with   respect   to  the   Equity
                         Consideration).


Termination Events:      Mutual  agreement;  conditions  not  satisfied so as to
                         permit closing within 45 days after signing  Definitive
                         Agreement;    material   breach   of   representations,
                         warranties or covenants; material adverse change.


Confirmatory Due         OTT will allow VSRC and its representatives full access
Diligence:               to OTT's  facilities  and books and  records.  This may
                         include,   among  other  things,   reviews  by  outside
                         professionals  with  respect  to  accounting  and legal
                         matters.  Such review may include the requirement of an
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                         audited balance sheet prior to Closing.
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                                  Exhibit 99.2
                                    Page 3
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No Adverse Changes:      OTT  will  represent  that  as of the  Closing  Date no
                         material adverse events,  outside of those specifically
                         described in OTT's  representations  and  warranties in
                         the Definitive Agreement,  have occurred since the date
                         of the most  recent  historical  financial  information
                         provided to VSRC by OTT.  For all purposes of this Term
                         Sheet,   material  adverse  events  shall  not  include
                         adverse changes in general or industry conditions.


Expenses:                VSRC and the  shareholders  of OTT will each bear their
                         respective   own   costs   in   connection   with   the
                         Acquisition. If the Acquisition is consummated, VSRC will pay up to $50,000 of OTT's expenses; if it is not, OTT will bear all of its own expenses.


Governing Law:           The  internal  laws of the  State of  California  shall
                         govern this term sheet and the definitive documents.


Counterparts:            This  term  sheet  may be  executed  in any  number  of
                         counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


Expiration               This term sheet will expire at 5 p.m. (California time)
                         on October 4, 2000 if not accepted by OTT prior to such time.



               In witness whereof OTT and VSRC have signed this Term Sheet as of the 4th day of October, 2000.


VSOURCE, INC.                              ONLINE TRANSACTION TECHNOLOGIES, INC.


By:______________________________          By:__________________________________
     Robert  C.  McShirley                            Colin  Kruger
     Chief Executive Officer                          Chief  Executive Officer


                                  Exhibit 99.2
                                    Page 4
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